KRATON PERFORMANCE POLYMERS, INC. FOURTH QUARTER 2013 EARNINGS CONFERENCE CALL February 27, 2014

Forward-Looking Statement Disclaimer

This presentation includes forward-looking statements that reflect our plans, beliefs, expectations and current views with respect to, among other things, future events and financial performance. Forward-looking statements are often characterized by the use of words such as "outlook," "believes," "estimates," "expects," "projects," "may," "intends," "plans" or "anticipates," or by discussions of strategy, plans or intentions, including statements regarding research & development expenses, selling, general & administrative expenses, depreciation & amortization expense, interest expense, projected turnaround costs, projected tax provision, capital expenditures, the spread between FIFO and estimated current replacement cost, anticipated costs, capital structure of, and prospects for our joint venture with FPCC, projected gross profit impact and FIFO to "ECRC" spreads, expectations regarding monomer pricing, expected growth for Cariflex, expected timing of closing the combination with LCY and expected costs associated with the combination with LCY.

All forward-looking statements in this presentation are made based on management's current expectations and estimates, which involve known and unknown risks, uncertainties and other important factors that could cause actual results to differ materially from those expressed in forward-looking statements. These risks and uncertainties are more fully described in our latest Annual Report on Form 10-K, including but not limited to "Part I, Item 1A. Risk Factors" and "Part I, Item 7. Management's Discussion and Analysis of Financial Condition and Results of Operations" therein, and in our other filings with the Securities and Exchange Commission, and include, but are not limited to, risks related to: closing the combination with LCY; business uncertainties and contractual restrictions while the proposed LCY combination is pending; failure to successfully combine with the SBC business of LCY in the expected timeframe; failure to complete the LCY combination; significant delays in completing the LCY combination; inability to realize the benefits we anticipate from the proposed redomestication of our company from Delaware to the United Kingdom; conditions in the global economy and capital markets; declines in raw material costs; our reliance on LyondellBasell Industries for the provision of significant operating and other services; the failure of our raw materials suppliers to perform their obligations under long-term supply agreements, or our inability to replace or renew these agreements when they expire; limitations in the availability of raw materials we need to produce our products in the amounts or at the prices necessary for us to effectively and profitably operate our business; competition in our end-use markets, from other producers of SBCs and from producers of products that can be substituted for our products; our ability to produce and commercialize technological innovations; our ability to protect our intellectual property, on which our business is substantially dependent; other risks, factors and uncertainties described in this presentation and our other reports and documents; and other factors of which we are currently unaware or deem immaterial. Readers are cautioned not to place undue reliance on forward-looking statements. Forward-looking statements speak only as of the date they are made, and we assume no obligation to update such information in light of new information or future events.

KRATON Fourth Quarter and Full Year 2013 Earnings Call 2

GAAP Disclaimer

This presentation includes the use of both GAAP and non-GAAP financial measures. The non-GAAP financial measures are EBITDA, Adjusted EBITDA, Adjusted EBITDA at ECRC, Gross Profit at ECRC, Adjusted Net Income (or earnings per share) and Free Cash Flow. Tables included in this presentation reconcile each of these non-GAAP financial measures with the most directly comparable GAAP financial measure. For additional information on the impact of the spread between the FIFO basis of accounting and ECRC, see Management's Discussion and Analysis of Financial Condition and Results of Operations in our Annual Report on Form 10-K for the year ended December 31, 2013.

We consider these non-GAAP financial measures important supplemental measures of our performance and believe they are frequently used by investors, securities analysts and other interested parties in the evaluation of our performance and/or that of other companies in our industry, including period-to-period comparisons. Further, management uses these measures to evaluate operating performance, and our incentive compensation plan bases incentive compensation payments on our Adjusted EBITDA and Adjusted EBITDA at ECRC performance, along with other factors.

These non-GAAP financial measures have limitations as analytical tools and in some cases can vary substantially from other measures of our performance. You should not consider them in isolation, or as a substitute for analysis of our results under GAAP in the United States. For EBITDA, these limitations include: EBITDA does not reflect our cash expenditures, or future requirements for capital expenditures or contractual commitments; EBITDA does not reflect changes in, or cash requirements for, our working capital needs; EBITDA does not reflect the significant interest expense, or the cash requirements necessary to service interest or principal payments, on our debt; although depreciation and amortization are non-cash charges, the assets being depreciated and amortized will often have to be replaced in the future, and EBITDA does not reflect any cash requirements for such replacements; EBITDA calculations under the terms of our debt agreements may vary from EBITDA presented herein, and our presentation of EBITDA herein is not for purposes of assessing compliance or non-compliance with financial covenants under our debt agreements; and other companies in our industry may calculate EBITDA differently than we do, limiting its usefulness as a comparative measure; and EBITDA is not a measure of discretionary cash available to us to invest in the growth of our business. As an analytical tool, Adjusted EBITDA is subject to all the limitations applicable to EBITDA. In addition, we prepare Adjusted EBITDA by adjusting EBITDA to eliminate the impact of a number of items we do not consider indicative of our on-going performance, but you should be aware that in the future we may incur expenses similar to the adjustments in this presentation. As an analytical tool, Adjusted EBITDA at ECRC is subject to all the limitations applicable to EBITDA, as well as the following limitations: due to volatility in raw material prices, Adjusted EBITDA at ECRC may, and often does, vary substantially from EBITDA and other performance measures, including net income calculated in accordance with GAAP; and Adjusted EBITDA at ECRC may, and often will, vary significantly from EBITDA calculations under the terms of our debt agreements and should not be used for assessing compliance or non-compliance with financial covenants under our debt agreements. Because of these and other limitations, EBITDA, Adjusted EBITDA and ECRC Adjusted EBITDA should not be considered as a measure of discretionary cash available to us to invest in the growth of our business. As a measure of our performance, Gross Profit at ECRC is limited because it often varies substantially from gross profit calculated in accordance with GAAP due to volatility in raw material prices. Finally, we prepare Adjusted Net Income by adjusting net income to eliminate the impact of a number of items we do not consider indicative of our on-going performance. Our presentation of non-GAAP financial measures and the adjustments made therein should not be construed as an inference that our future results will be unaffected by unusual or non-recurring items, and in the future we may incur expenses or charges similar to the adjustments made in the presentation of our non-GAAP financial measures.

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KRATON Fourth Quarter and Full Year 2013 Earnings Call 3

KRATON Fourth Quarter and Full Year 2013 Earnings Call Fourth Quarter 2013 Financial Summary ( $ millions, except volume and per share data) Q4’13 Q4’12 Change Sales volume (kT) 74.3 67.2 10.6% Sales revenue $ 290.4 $ 296.4 $ (6.0) Net income ( loss) attributable to Kraton $ 4.9 $ (29.5) $ 34.4 Income (loss) per diluted share (1) $ 0.15 $ (0.91) $ 1.06 Adjusted income (loss) per diluted share (1) (2) $ 0.08 $ (0.39) $ 0.47 Adjusted EBITDA at ECRC (2) $ 35.0 $ 22.4 $ 12.6 Net cash provided by operating activities $ 47.4 $ 44.1 $ 3.3 4 (1) The spread between the FIFO basis of accounting and the estimated current replacement cost basis (“ECRC”) decreased earnings per diluted share and adjusted earnings per diluted share by $ 0.22 in the fourth quarter 2013 and $0.32 in the fourth quarter 2012 . (2) See reconciliation of net income and earnings per diluted share under GAAP to EBITDA, Adjusted EBITDA, Adjusted EBITDA at E CRC , adjusted net income and adjusted earnings per diluted share in the attached appendix.

KRATON Fourth Quarter and Full Year 2013 Earnings Call 2013 Financial Summary ( $ millions, except volume and per share data) 2013 2012 Change Sales volume (kT) 313.5 313.4 0.0% Sales revenue $ 1,292.1 $ 1,423.1 $ (131.0) Net loss attributable to Kraton $ (0.6) $ (16.2) $ 15.6 Loss per diluted share (1) $ (0.02) $ (0.50) $ 0.48 Adjusted income per diluted share (1) (2) $ 0.26 $ 0.21 $ 0.05 Adjusted EBITDA at ECRC (2) $ 140.9 $ 143.8 $ (2.9) Net cash provided by operating activities $ 105.5 $ 146.3 $ (40.8) 5 (1) The spread between the FIFO basis of accounting and the estimated current replacement cost basis (“ECRC”) decreased earnings per diluted share and adjusted earnings per diluted share by $ 0.96 in 2013 and $0.95 in 2012. (2) See reconciliation of net income and earnings per diluted share under GAAP to EBITDA, Adjusted EBITDA, Adjusted EBITDA at E CRC , adjusted net income and adjusted earnings per diluted share in the attached appendix.

KRATON Fourth Quarter and Full Year 2013 Earnings Call 76% 72% 24% 28% 2012 2013 Standard Differentiated Innovation Industrial 10% Medical 90% North America 1% Europe, Middle East, Africa 10% Asia Pacific 89% Cariflex TM 6 Portfolio Composition 2013 Revenue by Geography 2013 Revenue by End Use Application ( $ millions) Q4’12 Q3’13 Q4’13 Revenue $29.3 $28.2 $31.5 ▪ Sales volume increased 18.0% ▪ Currency movements adversely impacted revenue by $ 1.3 million ▪ Continued expansion of customer base and end use applications during the quarter ( $ millions) 2012 2013 Revenue $105.9 $116.0 ▪ Sales volume increased 13.5% ▪ Currency movements adversely impacted revenue by $4.7 million ▪ Innovation sales volume up 12.9%

KRATON Fourth Quarter and Full Year 2013 Earnings Call North America 38% South America 1% Europe, Middle East, Africa 35% Asia Pacific 26% 30% 34% 46% 40% 24% 26% 2012 2013 Standard Differentiated Innovation Wire & Cable 3% Poly Mod 12% Medical 13% Consumer 12% Auto & Industrial 13% Compound Channel 15% Personal Care 32% Advanced Materials 7 ( $ millions) Q4’12 Q3’13 Q4’13 Revenue $81.3 $81.2 $77.4 ▪ Sales volume increased 6.3% ▪ Average selling prices decreased, associated with lower average raw material costs ▪ Innovation sales volume was up 52.9% ( $ millions) 2012 2013 Revenue $382.8 $346.3 ▪ Sales volume flat y/y ▪ Average selling prices decreased, associated with lower average raw material costs ▪ Currency movements adversely impacted revenue by $ 1.8 million 7 2013 Revenue by End Use Application 2013 Revenue by Geography Portfolio Composition

KRATON Fourth Quarter and Full Year 2013 Earnings Call Other 24% Industrial 27% Printing Plates 8% Hygiene 14% Pressure Sensitive Adhesives 27% 49% 51% 44% 43% 7% 6% 2012 2013 Standard Differentiated Innovation North America 41% South America 9% Europe, Middle East, Africa 36% Asia Pacific 14% Adhesives, Sealants & Coatings 8 ( $ millions) Q4’12 Q3’13 Q4’13 Revenue $109.5 $117.6 $102.6 ▪ Sales volume essentially flat y/y ▪ Average selling price declined, associated with lower average raw material costs ▪ Currency movements adversely impacted revenue by $ 0.9 million ( $ millions) 2012 2013 Revenue $510.8 $477.6 ▪ Sales volume essentially flat y/y ▪ Average selling price declined, associated with lower average raw material costs ▪ Currency movements adversely impacted revenue by $5.1 million 8 2013 Revenue by End Use Application 2013 Revenue by Geography Portfolio Composition

KRATON Fourth Quarter and Full Year 2013 Earnings Call Asphalt & Other 3% Roofing 39% Paving 58% 66% 67% 26% 21% 8% 12% 2012 2013 Standard Differentiated Innovation North America 31% South America 7% Europe, Middle East, Africa 56% Asia Pacific 6% Paving & Roofing 9 ( $ millions) Q4’12 Q3’13 Q4’13 Revenue $76.3 $99.7 $78.7 ▪ Sales volume increased 22.6% ▪ Average selling price declined, associated with lower average raw material costs ▪ Currency movements favorably impacted revenue by $0.5 million ▪ Sales volume of innovation grades up 17.1% ( $ millions) 2012 2013 Revenue $421.4 $350.9 ▪ Sales volume decreased 1% ▪ Average selling price declined, associated with lower average raw material costs ▪ Currency movements favorably impacted revenue by $2.3 million 9 2013 Revenue by End Use Application 2013 Revenue by Geography Portfolio Composition

KRATON Fourth Quarter and Full Year 2013 Earnings Call North America 33% South America 6% Europe, Middle East, Africa 39% Asia Pacific 22% 41% 39% 13% 15% 46% 46% 2012 2013 Standard Differentiated Innovation Paving & Roofing 27% Adhesives Sealants & Coatings 37% Advanced Materials 27% Cariflex 9% Kraton Portfolio Overview 10 ( $ millions) Q4’12 Q3’13 Q4’13 Revenue $296.4 $327.1 $290.4 ▪ Sales volume increased 10.6% ▪ Average sales price decreased, largely due to lower sales prices associated with reduction in monomer costs ▪ Sales volume of innovation grades up 7.4% ( $ millions) 2012 2013 Revenue $1,423.1 $1,292.1 ▪ Sales volume essentially flat y/y ▪ Currency movements adversely impacted revenue by $9.3 million ▪ Average sales price decreased, largely due to lower sales prices associated with reduction in monomer costs 10 2013 Revenue by End Use Application 2013 Revenue by Geography Portfolio Composition

KRATON Fourth Quarter and Full Year 2013 Earnings Call 313 314 0 100 200 300 400 2012 2013 67 74 40 60 80 100 120 140 Q4'12 Q4'13 Sales Volume Kilotons Sales Volume and Sales Revenue Sales Volume Kilotons 11 Q4 2012 to Q4 2013 ($ in millions) Full Year Sales Volume and Revenue 2012 to 2013 ($ in millions) Q4 2013 Sales Volume and Revenue $296 $290 $27 $(32) $ (1) Q4 2012 Volume/Mix Price F/X / Other Q4 2013 $1,423 $1,292 $(10) $(110) $ (11) 2012 Volume/ Mix Price FX / Other 2013

KRATON Fourth Quarter and Full Year 2013 Earnings Call $231 $226 $262 $257 $200 $210 $220 $230 $240 $250 $260 $270 2012 2013 As Reported ECRC Fourth Quarter and Full Year Gross Profit 12 $40 $47 $59 $50 $68 $66 0 20 40 60 80 100 120 Q4'12 Q3'13 Q4'13 As Reported ECRC Q4 2013 Gross Profit and Gross Profit at ECRC 2013 Gross Profit and Gross Profit at ECRC Q4 2012 Q3 2013 Q4 2013 Gross profit at FIFO $ 39.7 $ 47.5 $ 58.6 FIFO to ECRC 10.2 20.7 7.3 Gross profit at ECRC $ 49.9 $ 68.1 $ 65.9 2012 2013 Gross profit at FIFO $ 231.4 $ 225.8 FIFO to ECRC 30.5 30.7 Gross profit at ECRC $ 262.0 $ 256.6 $ in millions Q4’12 Q3’13 Q4’13 Margin 13.4% 14.5% 20.2% Margin at ECRC 16.8% 20.8% 22.7% 2012 2013 Margin 16.3% 17.5% Margin at ECRC 18.4% 19.9%

KRATON Fourth Quarter and Full Year 2013 Earnings Call Fourth Quarter Adjusted EBITDA at ECRC (1) $ in millions 13 (1) Refer to attached appendix for reconciliation of net income ( l oss ) attributable to Kraton to EBITDA, Adjusted EBITDA and Adjusted EBITDA at ECRC . $12 $24 $28 $22 $45 $35 0 20 40 60 80 100 120 Q4'12 Q3'13 Q4'13 As Reported ECRC Q4 2013 Adjusted EBITDA and Adjusted EBITDA at ECRC (1) Adjusted EBITDA at ECRC (1) Bridge Q4 2012 to Q4 2013 Q4 2012 Q3 2013 Q4 2013 EBITDA (1) $ 9.4 $ 17.7 $ 18.5 Non - cash compensation 1.3 1.8 1.5 Other items, net (1) 1.4 4.5 7.7 FIFO to ECRC 10.2 20.7 7.3 Adj. EBITDA at ECRC (1) $ 22.4 $ 44.8 $ 35.0 Q4’12 Q3’13 Q4’13 Margin 4.1% 7.4% 9.5% Margin at ECRC 7.5% 13.7% 12.1% $22 $35 $6 $(32) $42 $(4) $1 Q4 2012 Volume/Mix Price COGS SAR FX/Other Q4 2013

KRATON Fourth Quarter and Full Year 2013 Earnings Call 2012 2013 EBITDA (1) $ 97.0 $ 88.8 Non - cash compensation 6.6 7.9 Other items, net (1) 9.8 13.5 FIFO to ECRC 30.5 30.7 Adjusted EBITDA at ECRC (1) $ 143.8 $ 140.9 Adjusted EBITDA at ECRC (1) Bridge 2012 to 2013 $113 $110 $144 $141 $- $20 $40 $60 $80 $100 $120 $140 $160 2012 2013 As Reported ECRC 2013 Adjusted EBITDA and Adjusted EBITDA at ECRC (1) Full Year Adjusted EBITDA at ECRC (1) $ in millions 14 (1) Refer to attached appendix for reconciliation of net income ( l oss ) attributable to Kraton to EBITDA, Adjusted EBITDA and Adjusted EBITDA at ECRC . $144 $141 $ (3) $(6) $ (110) $116 $ - 2012 Vol./Mix Price COGS SAR FX/Other 2013 2012 2013 Margin 8.0% 8.5% Margin at ECRC 10.1% 10.9%

Earnings Per Diluted Share and Adjusted Earnings per Diluted Share[1]

Kraton

$ in thousands except per share data

	Three Months Ended December 31, 2013		Three Months Ended December 31, 2012		Twelve Months Ended December 31, 2013		Twelve Months Ended December 31, 2012	
	After Tax	Per Diluted Share	After Tax	Per Diluted Share	After Tax	Per Diluted Share	After Tax	Per Diluted Share
Net income (loss) attributable to Kraton and earnings (loss) per diluted share	$ 4,899	$ 0.15	$ (29,452)	$ (0.91)	$ (618)	$ (0.02)	$ (16,191)	$ (0.50)
Adjustments to net income (loss) attributable to Kraton and impact per diluted share [1]	$ (2,434)	$ (0.07)	$ 16,784	$ 0.52	$ 9,108	$ 0.28	$ 23,076	$ 0.71
Adjusted net income (loss) attributable to Kraton and adjusted earnings (loss) per diluted share [1]	$ 2,465	$ 0.08	$ (12,668)	$ (0.39)	$ 8,490	$ 0.26	$ 6,885	$ 0.21

Included in net income (loss) attributable to Kraton and adjusted net income (loss) attributable to Kraton were the following:

Negative impact of spread between FIFO and ECRC	$ (7,276)	$ (0.22)	$ (10,235)	$ (0.32)	$ (30,737)	$ (0.96)	$ (30,533)	$ (0.95)

(1) Refer to attached appendix for reconciliation of net income (loss) and earnings (loss) per diluted share attributable to Kraton to adjusted net income (loss) and adjusted earnings (loss) per diluted share.

KRATON Fourth Quarter and Full Year 2013 Earnings Call 15

KRATON Fourth Quarter and Full Year 2013 Earnings Call $ in millions ▪ ABL availability at December 31, 2013 of $187 million and total liquidity of $296 million ▪ Net debt (2) of $242 million at 12/31/13 ▪ Total debt reduced $97 million since 12/31/12 ▪ Net debt to net capitalization (2) was 32.1% at 12/31/13 ▪ Net Debt (2) to Adjusted EBITDA was 2.2x at 12/31/13 (1) See reconciliation of net income attributable to Kraton to EBITDA in the attached appendix (2) See reconciliation of Net D ebt and Net D ebt to Net C apitalization in the attached appendix. Excludes cash in our joint venture, Kraton Formosa Polymers Corporation, which is not available to the company Cash Flow and Balance Sheet 16 Three Months Ended Twelve Months Ended 12/31/13 12/31/12 12/31/13 12/31/12 EBITDA (1) $ 18.5 $ 9.4 $ 88.8 $ 97.0 Interest (0.6) (1.3) (27.7) (27.0) Taxes (1.5) (1.5) (8.9) (14.2) Working capital 31.0 37.5 53.3 90.5 Operating cash flow 47.4 44.1 105.5 146.3 Investing activities (25.2) (27.3) (88.7) (69.9) Free cash flow 22.3 16.8 16.8 76.4 JV funding from FPCC 11.4 - 41.6 - Financing (1.6) 0.1 (103.9) 53.4 Currency (0.8) 4.0 (1.8) 4.8 Change in cash 31.3 20.9 (47.3) 134.6 Beginning cash 144.6 202.3 223.2 88.6 Ending cash $ 175.9 $ 223.2 $ 175.9 $ 223.2 Note: May not foot due to rounding

KRATON Fourth Quarter and Full Year 2013 Earnings Call Selected 2014 Estimates (1) (1) Management's estimates. These estimates are forward - looking statements and speak only as of February 27, 2014. Management assumes no obligation to update these estimates in light of new information or future events. (2) Excludes transaction costs and expenses related to the proposed combination with the SBC business of LCY Chemical Corp. which we currently expect to be $15 - $28 million. 17 Research & development ~ $36 million SG&A ~$105 million (2) Depreciation and amortization ~ $63 million Interest expense ~ $23 million Projected turnaround costs ~$10 million 2014 tax provision ~$6 million Capex $75 - $80 million Q1’14 positive spread between FIFO and ECRC ~ $3 million Q1 ’14 Q2’14 Q3’14 Q4’14 2014 Turnaround costs $1.3 $2.1 $2.6 $4.0 $10.0

APPENDIX February 27, 2014

Reconciliation of Net Income (Loss) and Earnings (Loss) Per Diluted Share to Adjusted Net Income (Loss) and Adjusted Earnings (Loss) per Diluted Share

Kraton

$ in thousands except per share data

	Three Months December 31, 2013		Three Months December 31, 2012		Twelve Months Ended December 31, 2013		Twelve Months Ended December 31, 2012	
	After Tax	Per Diluted Share	After Tax	Per Diluted Share	After Tax	Per Diluted Share	After Tax	Per Diluted Share
Net income (loss) attributable to Kraton and earnings (loss) per diluted share	$ 4,899	$ 0.15	$(29,452)	$ (0.91)	$ (618)	$ (0.02)	$(16,191)	$ (0.50)
Restructuring charges [a]	$ 526	$ 0.02	$ 297	$ 0.01	$ 741	$ 0.02	$ 1,087	$ 0.03
Fees related to a proposed business combination [b]	$ 7,105	$ 0.22	$ -	$ -	$ 9,164	$ 0.28	$ -	$ -
Retirement plan settlement [c]	$ -	$ -	$ 1,100	$ 0.03	$ -	$ -	$ 1,100	$ 0.03
Storm related charges [d]	$ -	$ -	$ -	$ -	$ -	$ -	$ 2,481	$ 0.08
Write-off of debt issuance cost [e]	$ -	$ -	$ -	$ -	$ 5,065	$ 0.16	$ -	$ -
Impairment of long-lived assets [f]	$ -	$ -	$ -	$ -	$ -	$ -	$ 5,434	$ 0.17
Production downtime related to MACT legislation [g]	$ -	$ -	$ -	$ -	$ 3,506	$ 0.11	$ -	$ -
Settlement gain [h]	$ -	$ -	$ -	$ -	$ -	$ -	$ (6,909)	$ (0.22)
Property tax dispute [i]	$ -	$ -	$ -	$ -	$ -	$ -	$ 6,211	$ 0.20
Debt offering [j]	$ -	$ -	$ -	$ -	$ -	$ -	$ 129	$ -
Settlement of interest rate swap [k]	$ -	$ -	$ -	$ -	$ 697	$ 0.02	$ -	$ -
Change in valuation allowance [l]	$(10,065)	$ (0.31)	$ 15,387	$ 0.48	$(10,065)	$ (0.31)	$ 13,543	$ 0.42
Adjusted net income (loss) and adjusted earnings (loss) per diluted share	$ 2,465	$ 0.08	$(12,668)	$ (0.39)	$ 8,490	$ 0.26	$ 6,885	$ 0.21

a) Severance expenses, which are primarily recorded in selling, general and administrative expenses in 2013 and primarily in cost of goods sold in 2012.
b) Primarily professional fees related to our proposed combination with the styrenic block copolymer operations of LCY Chemical Corp., which are recorded in selling, general and administrative expenses.
c) Retirement plan settlement charge associated with a disbursement from a benefit plan upon the retirement of an employee which is recorded in selling, general and administrative expenses.
d) Storm related charge at our Belpre, Ohio facility, which is recorded in cost of goods sold.
e) Interest expense related to the write-off of unamortized debt issuance costs in connection with the refinancing of our credit facility.
f) Impairment of long-lived assets, of which $3.4 million and $2.0 million were associated with the HSBC facility and other long-term assets, respectively.
g) Cost of production downtime at our Belpre, Ohio facility, in preparation for the installation of natural gas boilers to replace the coal-burning boilers required by the MACT legislation, which is recorded in cost of goods sold.
h) Receipt from LyondellBasell in settlement of disputed charges, which is recorded in cost of goods sold.
i) Charge associated with resolution of a property tax dispute in France, of which $5.6 million is recorded in cost of goods sold and $0.6 million is recorded in selling, general and administrative expenses.
j) Costs related to the public offering of our senior notes, which are recorded in selling, general and administrative expenses.
k) Interest expense related to the termination and settlement of an interest rate swap agreement in connection with the refinancing of our credit facility.
l) Income tax expense (benefit) related to a portion of the change in our valuation allowance for deferred tax assets.

KRATON Fourth Quarter and Full Year 2013 Earnings Call 19

Reconciliation of Gross Profit to Gross Profit at Estimated Current Replacement Cost

Kraton

($ Millions, except Gross Profit/Ton)	Q1'08	Q2'08	Q3'08	Q4'08	Q1'09	Q2'09	Q3'09	Q4'09	Q1'10	Q2'10	Q3'10	Q4'10
Sales Volume (Kilotons)	76.8	94.2	89.6	52.6	47.1	71.4	80.9	61	72.9	86.2	80.9	67.1
Gross Profit @ FIFO	$48.8	$62.6	$94.5	$49.0	$8.9	$35.8	$70.0	$60.9	$69.1	$89.1	$82.9	$59.4
FIFO to ECRC	($5.2)	($11.9)	($22.3)	$2.3	$34.3	($9.3)	($12.8)	($13.3)	($7.3)	($14.7)	$1.7	$8.1
Gross Profit @ ECRC [1]	$43.6	$50.6	$72.1	$51.3	$43.3	$45.1	$57.2	$47.6	$61.9	$74.4	$84.6	$67.5
Gross Profit/Ton @ECRC	$568	$537	$805	$976	$918	$632	$707	$781	$849	$863	$1,046	$1,005
Gross Profit/Ton @ FIFO	$636	$664	$1,054	$932	$190	$501	$865	$998	$949	$1,034	$1,024	$885

($ Millions, except Gross Profit/Ton)	Q1'11	Q2'11	Q3'11	Q4'11	Q1'12	Q2'12	Q3'12	Q4'12	Q1'13	Q2'13	Q3'13	Q4'13
Sales Volume (Kilotons)	81.3	82.3	77.6	61.9	89.6	77.2	79.3	67.2	78.2	77.5	83.5	74.3
Gross Profit @ FIFO	$86.9	$108.4	$101.5	$19.5	$75.5	$73.5	$42.8	$39.7	$59.9	$59.9	$47.5	$58.6
FIFO to ECRC	($21.0)	($49.8)	($32.1)	$36.6	($3.4)	($14.0)	$37.6	$10.2	$0.5	$2.3	$20.7	$7.3
Gross Profit @ ECRC [1]	$65.8	$58.6	$69.4	$56.1	$72.1	$59.5	$80.4	$49.9	$60.4	$62.2	$68.1	$65.9
Gross Profit/Ton @ECRC	$810	$712	$894	$907	$805	$771	$1,014	$743	$772	$802	$816	$886
Gross Profit/Ton @ FIFO	$1,068	$1,318	$1,308	$315	$842	$952	$539	$590	$766	$773	$568	$788

(1) Gross Profit at ECRC is gross profit net of the impact of the spread between the FIFO basis of accounting and ECRC. Although we report our financial results using the FIFO basis of accounting, as part of our pricing strategy, we measure our business performance using the estimated current replacement cost of our inventory and cost of goods sold. In addition, volatility in the cost of raw materials affects our results of operations and the period-over-period comparability of our results of operations. Therefore, we provide Gross Profit at ECRC as another supplemental measure of our performance. We believe this adjustment provides helpful information to investors, securities analysts and other interested parties in the evaluating period-over-period comparisons of our performance.

KRATON Fourth Quarter and Full Year 2013 Earnings Call 20

Monomer Volatility

Quarterly Difference Between Inventory Valuation at FIFO and at ECRC ($ Millions)


$5.2
$11.9
$22.3
($2.3)
($34.3)
($9.3)
$12.8
$13.3
$7.3
$14.7
($1.7)
($8.1)
$49.8
$32.1
($36.6)
$3.4
$14.0
($37.6)
($10.2)
($0.5)
($2.3)
($20.7)
($7.3)

Gross Profit per Ton at Estimated Current Replacement Cost


$568
$537
$805
$976
$918
$632
$707
$781
$849
$863
$1,046
$1,005
$810
$712
$894
$907
$805
$820
$1,010
$743
$772
$802
$858
$886
Q1'08 Q2'08 Q3'08 Q4'08 Q1'09 Q2'09 Q3'09 Q4'09 Q1'10 Q2'10 Q3'10 Q4'10 Q1'11 Q2'11 Q3'11 Q4'11 Q1'12 Q2'12 Q3'12 Q4'12 Q1'13 Q2'13 Q3'13 Q4'13
(1) (1) (2)

Gross Profit per Ton at FIFO


$636
$664
$1,054
$932
$190
$501
$865
$998
$949
$1,034
$1,024
$885
$1,068
$1,318
$1,308
$315
$842
$1,001
$535
$590
$766
$773
$610
$788
Q1'08 Q2'08 Q3'08 Q4'08 Q1'09 Q2'09 Q3'09 Q4'09 Q1'10 Q2'10 Q3'10 Q4'10 Q1'11 Q2'11 Q3'11 Q4'11 Q1'12 Q2'12 Q3'12 Q4'12 Q1'13 Q2'13 Q3'13 Q4'13
(1) (1) (2)

(1) Excludes impact of Belpre storm-related charge and severance charge aggregating $3.8 million in the second quarter 2012 and $(0.3) million in the third quarter of 2012.

(2) Excludes impact of production downtime related to MACT legislation of steam outage of $3.5 million in the third quarter 2013.

KRATON Fourth Quarter and Full Year 2013 Earnings Call 21

Reconciliation of Net Income (Loss) Attributable to Kraton to EBITDA, Adjusted EBITDA and Adjusted EBITDA at ECRC

Kraton

$ in Thousands

	Twelve months Ended 12/31/2013		Twelve months Ended 12/31/2012	
Net loss attributable to Kraton	$	(618)	$	(16,191)
Net loss attributable to noncontrolling interest		(357)		-
Consolidated net loss		(975)		(16,191)
Add:				
Interest expense, net		30,470		29,303
Income tax expense (benefit)		(3,887)		19,306
Depreciation and amortization expenses		63,182		64,554
EBITDA		88,790		96,972
Add(deduct):				
Settlement gain [a]		-		(6,819)
Property tax dispute [b]		-		6,211
Storm related charges [c]		-		2,481
Retirement plan settlement [d]		-		1,100
Restructuring charges [e]		815		1,359
Non-cash compensation expense		7,894		6,571
Impairment of long-lived assets [f]		-		5,434
Fees related to a proposed business combination [g]		9,164		-
Production downtime related to MACT legislation [h]		3,506		-
Adjusted EBITDA		110,169		113,309
Add (deduct):				
Spread between FIFO and ECRC		30,737		30,533
Adjusted EBITDA at ECRC [i]	$	140,906	$	143,842

a) Receipt from LyondellBasell in settlement of disputed charges, which is recorded in cost of goods sold.
b) Charge associated with resolution of a property tax dispute in France, of which $5.6 million is recorded in cost of goods sold and $0.6 million is recorded in selling, general, and administrative expenses.
c) Storm related charge at our Belpre, Ohio facility, which is recorded in cost of goods sold.
d) Retirement plan settlement charge associated with a disbursement from a benefit plan upon the retirement of an employee which is recorded in selling, general and administrative expenses.
e) Severance expenses, which are primarily recorded in selling, general and administrative expenses in 2013 and primarily in cost of goods sold in 2012.
f) Impairment of long-lived assets, of which $3.4 million and $2.0 million were associated with the HSBC facility and other long-term assets, respectively.
g) Primarily professional fees related to our proposed combination with the styrenic block copolymer operations of LCY Chemical Corp., which are recorded in selling, general and administrative expenses.
h) Cost of production downtime at our Belpre, Ohio facility, in preparation for the installation of natural gas boilers to replace the coal-burning boilers required by the MACT legislation, which is recorded in cost of goods sold.
i) Adjusted EBITDA at estimated current replacement cost (ECRC) is Adjusted EBITDA net of the impact of the spread between the FIFO basis of accounting and ECRC. Although we report our financial results using the FIFO basis of accounting, as part of our pricing strategy, we measure our business performance using the estimated current replacement cost of our inventory and cost of goods sold. In addition, volatility in the cost of raw materials affects our results of operations and the period-over-period comparability of our results of operations. Therefore, we provide the spread between FIFO and ECRC, and we present Adjusted EBITDA at ECRC as another supplemental measure of our performance. We believe this additional adjustment provides helpful information to investors, securities analysts and other interested parties in evaluating period-over-period comparisons of our performance. For further information on the differences between FIFO and ECRC, see our recent annual report on Form 10-K.

KRATON Fourth Quarter and Full Year 2013 Earnings Call 22

Reconciliation of Net Income (Loss) Attributable to Kraton to EBITDA, Adjusted EBITDA and Adjusted EBITDA at ECRC

Kraton

$ in Thousands

	Three months ended 12/31/2013	Three months ended 9/30/2013	Three months ended 12/31/2012
Net income (loss) attributable to Kraton	$ 4,899	$ (5,598)	$ (29,452)
Net loss attributable to noncontrolling interest	(175)	(254)	-
Consolidated net income (loss)	4,724	(5,852)	(29,452)
Add (deduct):			
Interest expense, net	5,522	5,741	7,197
Income tax expense (benefit)	(8,259)	2,021	14,945
Depreciation and amortization expenses	16,529	15,814	16,711
EBITDA	18,516	17,724	9,401
Add (deduct):			
Restructuring charges [a]	572	115	297
Non-cash compensation expense	1,532	1,833	1,326
Retirement plan settlement [b]	-	-	1,100
Fees related to a proposed business combination [c]	7,105	926	-
Production downtime related to MACT legislation [d]	-	3,506	-
Adjusted EBITDA	27,725	24,104	12,124
Add:			
Spread between FIFO and ECRC	7,276	20,650	10,235
Adjusted EBITDA at ECRC [e]	$ 35,001	$ 44,754	$ 22,359

a) Severance expenses which are primarily recorded in selling, general and administrative expenses in 2013 and primarily in cost of goods sold in 2012.
b) Retirement plan settlement charge associated with a disbursement from a benefit plan upon the retirement of an employee which is recorded in selling, general and administrative expenses.
c) primarily professional fees related to our proposed combination with the styrenic block copolymer operations of LCY Chemical Corp., which are recorded in selling, general and administrative expenses.
d) Cost of production downtime at our Belpre, Ohio facility, in preparation for the installation of natural gas boilers to replace the coal-burning boilers required by the MACT legislation, which is recorded in cost of goods sold.
e) Adjusted EBITDA at estimated current replacement cost (ECRC) is Adjusted EBITDA net of the impact of the spread between the FIFO basis of accounting and ECRC. Although we report our financial results using the FIFO basis of accounting, as part of our pricing strategy, we measure our business performance using the estimated current replacement cost of our inventory and cost of goods sold. In addition, volatility in the cost of raw materials affects our results of operations and the period-over-period comparability of our results of operations. Therefore, we provide the spread between FIFO and ECRC, and we present Adjusted EBITDA at ECRC as another supplemental measure of our performance. We believe this additional adjustment provides helpful information to investors, securities analysts and other interested parties in evaluating period-over-period comparisons of our performance. For further information on the differences between FIFO and ECRC, see our recent annual report on Form 10-K.

KRATON Fourth Quarter and Full Year 2013 Earnings Call 23

KRATON Fourth Quarter and Full Year 2013 Earnings Call Reconciliation of Net Debt and Net Debt to Net Capitalization (1) 24 ($ Millions) Q1'11 Q2'11 Q3'11 Q4'11 Q1'12 Q2'12 Q3’12 Q4’12 Q1’13 Q2’13 Q3’13 Q4’13 Total Debt $400 $396 $394 $393 $492 $490 $448 $448 $391 $351 $351 $351 Less: Cash (2) $36 $67 $46 $89 $233 $228 $202 $223 $105 $67 $96 $109 Net Debt $364 $329 $349 $304 $258 $262 $246 $225 $286 $284 $255 $242 Equity (3) $499 $556 $571 $518 $546 $539 $532 $492 $483 $485 $490 $513 Add: Net Debt $364 $329 $349 $304 $258 $262 $246 $225 $286 $284 $255 $242 Net Capitalization $863 $885 $920 $822 $805 $801 $778 $717 $769 $768 $745 $755 Net Debt to Net Capitalization 42.2% 37.2% 37.9% 37.0% 32.1% 32.7% 31.6% 31.4% 37.2% 36.9% 34.2% 32.1% (1) May not foot due to rounding (2) Excludes JV cash (3) Excludes non - controlling interest beginning in Q1 2013

KRATON PERFORMANCE POLYMERS, INC. FOURTH QUARTER 2013 EARNINGS CONFERENCE CALL February 27, 2014